UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2008

BBV VIETNAM S.E.A. ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Republic of Marshall Islands	000-53083	38-3763315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Hue Lane Hai Ba Trung District Hanoi, Vietnam	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +84 49764136

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On August 12, 2008, the Company decided that since it falls within the definition of a “Foreign Private Issuer” as defined under the Securities Exchange Act of 1934, as amended because (i) the majority of its executive officers and directors are not United States citizens or residents, (ii) substantially all of its assets are located outside of the United States and (iii) the Company’s business is not administered principally in the United States, it would commence filing any required documents with the Securities and Exchange Commission as a Foreign Private Issuers.

Item 9.01    Financial Statements and Exhibits

(a)   Financial statements of businesses acquired.

Not applicable.

(b)   Pro forma financial information.

Not applicable.

(c)   Shell company transactions.

Not applicable.

(d)   Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2008	BBV VIETNAM S.E.A. ACQUISITION CORP.

	By:	/s/ Eric M. Zachs
Name: Eric M. Zachs
Title: President